UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

SHENGKAI INNOVATIONS, INC.
(Name of Registrant As Specified In Its Charter)

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SHENGKAI INNOVATIONS, INC.
No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and Technology Development Area
Tianjin, People’s Republic of China 300350
Telephone: 86-22-28588899
Facsimile: 86-22-28590003

INFORMATION STATEMENT

GENERAL

This Information Statement is being furnished on or about October 12, 2010 by the Board of Directors (the “Board”) of Shengkai Innovations, Inc., a Florida corporation (the “Company”), to the holders of record of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”), as of the close of business on September 30, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform holders of Common Stock that the Board considers the proposal to amend the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000 shares (the “Amendment”).

The Amendment was approved on September 30, 2010 by Wang Chen, Guo Wei, Michael Marks, Leng Jun and Mu Ruizhu, who comprise the Board, and ratified on September 30, 2010 by Long Sunny Limited, the holder of a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholder”).

The Company has authorized 50,000,000 shares of Common Stock, and 15,000,000 shares of preferred stock (“Preferred Stock”), par value $0.001 per share. As of the close of business on October 8, 2010, the Company had outstanding 23,191,165 shares of Common Stock, 6,987,368 shares of Series A Convertible Preferred Stock (the “Preferred Shares”), Series A Warrants (the “Warrants”) to purchase a total of 9,464,843 shares of Common Stock, and 2,211,250 shares of common stock underlying options issued out of the Company’s 2010 Incentive Stock Plan. Each of the outstanding shares of Common Stock is entitled to one vote.

Under applicable federal securities laws, the Amendment cannot be effected until at least 20 calendar days following the date this Information Statement has been provided to the Company’s stockholders. This Information Statement is being furnished by the Company and is available on the Securities and Exchange Commission website at www.sec.gov.

The date on which this Information Statement will first be available to the stockholders is on or about October 12, 2010. The Company has fixed the close of business on the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

We will bear the entire cost of furnishing this Information Statement to any stockholder who requests a hard copy rather than Internet availability. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE PROPOSAL APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Increase in Authorized Common Stock

The creation of additional shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, the issuance of additional shares of Common Stock or issuance and conversion of Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders in the total outstanding shares of Common Stock.

As of the Record Date, a total of 23,191,165 shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Except as further discussed herein, the Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The Company is in the business of research and development, engineering, and production of structural ceramics, and is contemplating the issuance of Common Stock in connection with various financing transactions; however, the Company has not yet identified any specific financing targets so there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

Amendment to the Articles of Incorporation

On September 30, 2010, stockholders holding a majority of the outstanding common stock of the Company approved an amendment to the Company’s Articles of Incorporation, as amended, to replace Section 1 of Article 3 in its entirety, which will result in an increase to the number of authorized shares of Common Stock.  The approval of this Amendment will increase the Company’s authorized shares of Common Stock to 100,000,000.  As of the Record Date, the Company has authorized (i) Common Stock of 50,000,000 shares with approximately 23,191,165 shares of Common Stock are issued and outstanding and (ii) authorized Preferred Stock of 15,000,000 shares with approximately6,987,368 shares of Preferred Stock issued and outstanding.  The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and stock based acquisitions.

Upon filing the Amendment to increase the Company’s authorized shares of Common Stock from 50,000,000 to 100,000,000, Section 1 of Article 3 of the Company’s Articles of Incorporation, will be amended by replacing Section 1 of Article 3, in its entirety, as follows:

Section 1.  The Corporation shall be authorized to issue 115,000,000 shares of capital stock, of which 100,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”), and 15,000,000 shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).

The Articles of Amendment to the Articles of Incorporation of the Company is attached as EXHIBIT C to this Information Statement.

Purpose of the Information Statement

This information statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company's stockholders as of the close of business on the Record Date of the Amendment approved by the Board and ratified by the Majority Shareholder.

As outlined in this Information Statement, the Majority Shareholder had voted in favor of the Amendment, which action is expected to take effect on or around November 2, 2010.

Notice

Each shareholder of Common Stock as of the Record Date will be entitled to notice of the Amendment that has been approved by the Board and ratified by the requisite number of shareholders. The Majority Shareholder which held, as of the close of business on September 30, 2010, in excess of fifty percent (50%) of the Company's outstanding shares of Common Stock, has indicated that it has voted in favor of the Amendment. Under Chapter 607.0704, Title XXXVI of the Florida Statutes, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Amendment is required.

Outstanding Shares and Voting Rights

As of the Record Date, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, of which 23,191,165 shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Authorization by the Directors and the Majority Shareholder

Under Chapter 607.0205, Title XXXVI of the Florida Statutes and the Company’s Articles of Incorporation, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or of the committee. Further, under Chapter 607.0704, Title XXXVI of the Florida Statutes and the Company’s Articles of Incorporation, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Under Chapter 607.0725, Title XXXVI of the Florida Statutes and the Company’s Articles of Incorporation, as amended, the approval of the abovementioned Name Change requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders.

On September 30, 2010, the Board unanimously authorized the Amendment by Written Consent of the Board of Directors as set forth in EXHIBIT A to this Information Statement.

On September 30, 2010, the Majority Shareholder of the Company and holder of 75.03% of the total outstanding Common Stock and 17,400,000 votes, ratified the Board of Directors’ Written Consent and further authorized the Amendment by Written Consent of the Majority Shareholder as set forth in EXHIBIT B to this Information Statement. As of the close of business on October 8, 2010, the Company had outstanding 23,191,165 shares of Common Stock, 6,987,368 shares of Preferred Shares, Warrants to purchase a total of 9,464,843 shares of Common Stock, and 2,211,250 shares of common stock underlying options issued out of the Company’s 2010 Incentive Stock Plan.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Amendment and is furnishing this Information Statement solely for the purpose of informing shareholders of the Amendment, in the manner required under the Exchange Act, before the Amendment effectuating the increase of the total number of authorized shares of Common Stock may be filed.

Effective Date

The Amendment will become effective as of November 2, 2010.

Pursuant to Rule 14c-2 under the Exchange Act, the filing will be made at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the action contemplated herein will be effected on or about the close of business on November 2, 2010.

This Information Statement will serve as written notice to shareholders pursuant to the Chapter 607, Title XXXVI of the Florida Statutes.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board nor the ratification by the Majority Shareholder of the Amendment provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder’s shares under the Florida Statutes, the Articles of Incorporation or the Bylaws.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and president and (iv) all executive officers and directors as a group as of October 8, 2010.

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Common Stock	Options	Preferred Shares (2)(13)		Warrants (3)(13)		Total (4)		Percentage of Common Stock (%)
Owner of More than 5% of Class

Vision Opportunity China LP 520 Madison Avenue, 12th Floor New York, NY 10022 (5)	267,089	0	5,015,526	(13)	7,098,632	(13)	12,381,247	(13)	9.9	(13)%

Hare & Co., as custodian for Blue Ridge Investments, LLC 214 N. Tryon Street Charlotte, NC 28255 (6)	0	0	1,971,842	(13)	2,366,211	(13)	4,338,053	(13)	9.9	(13)%

Long Sunny Limited (7)(11) P.O. Box 957 Offshore Incorporations Centre Road Town, Tortola British Virgin Islands	17,400,000	0	0		0		17,400,000		75.03%

Groom Profit Holdings Limited (8) PO Box 957 Offshore Incorp Center Road Town Tortola	1,350,000	0	0		0		1,350,000		5.82%

Right Idea Holdings Limited (9) PO Box 957 Offshore Incorp Center Road Town Tortola	1,350,000	0	0		0		1,350,000		5.82%
Directors and Executive Officers (10)

Mr. Wang Chen (Chairman and CEO) (11)	17,400,000	250,125	0		0		17,400,000	(11)	75.03%

David Ming He (CFO) (17)	0	221,125	0		0		0	(17)	0

Ms. Guo Wei (director) (12)	17,400,000	250,125	0		0		17,400,000	(12)	75.03%
Mr. Michael Marks (14)	0	150,000	0		0		50,000	(14)	*
Mr. Leng Jun (15)	0	80,000	0		0		20,000	(15)	*
Mr. Mu Ruizhu (16)	0	80,000	0		0		20,000	(16)	*

All Directors and Executive Officers (5 persons)	17,400,000	781,250	0		0		17,490,000		75. 13%

(1)   In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on October 8, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on October 8, 2010 (23,191,165), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options, subject to limitations on conversion and exercise as more fully described in note 12 below. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)   An aggregate of 7,887,368 Preferred Shares were issued in two private placement financings in 2008 (collectively, the “Private Placements”), of which 5,915,926 shares were issued to Vision Opportunity China LP in a financing in June 2008 (the “June 2008 Financing”) and 1,971,842 shares were issued to Blue Ridge Investments, LLC, in a financing in July 2008 (the “July 2008 Financing”). Each Preferred Share is initially convertible, at the option of the holder, into one share of our common stock, subject to a 9.9% limitation on beneficial ownership of common stock on each Preferred Share holder as more fully described in note 13 below.

(3)   The purchasers in the Private Placements have also been issued Warrants to purchase up to a total of 9,464,843 shares of our common stock at $3.52 per share (subject to a 9.9% limitation on beneficial ownership of common stock as more fully described in note 13 below), of which 7,098,632 shares underlie the Warrant issued to Vision Opportunity China LP in the June 2008 Financing and 2,366,211 shares underlie the Warrant issued to Blue Ridge Investments, LLC, in the July 2008 Financing. The Warrants have a term of five years.

(4)   As of October 8, 2010, we had outstanding (i) 23,191,165 shares of common stock, (ii) 6,987,368 Preferred Shares, which were issued to purchasers in the Private Placements, (iii) Warrants to purchase an aggregate of 9,464,843 shares attributable to the purchasers, and (iv) 2,211,250 shares of common stock underlying options issued out of our 2010 Incentive Stock Plan.

(5)   Vision Opportunity China LP acquired Preferred Shares convertible into 5,915,526 shares of common stock and Warrants to purchase up to 7,098,632 shares of common stock (each subject to a 9.9% limitation on beneficial ownership of common stock as more fully described in note 12 below) in the June 2008 Financing that closed on June 11, 2008. As of October 8, 2010, Vision Opportunity China LP owns Preferred Shares convertible into 5,015,526 shares and Warrants to purchase up to 7,098,632 shares of common stock. Adam Benowitz has sole voting power and sole dispositive power over the shares.

(6)   Blue Ridge Investments, LLC acquired Preferred Shares convertible into 1,971,842 shares of common stock and Warrants to purchase up to 2,366,211 shares of common stock in the July 2008 Financing that closed on July 18, 2008. Blue Ridge Investments, LLC’s ownership is subject to a 9.9% limitation on beneficial ownership of common stock as more fully described in note 13 below.  Peter Santry has sole voting and dispositive power over the shares of Blue Ridge Investments, LLC. Mr. Santry disclaims beneficial ownership of these shares.

(7)   On June 9, 2008, we acquired Shen Kun in a reverse merger transaction (the “Reverse Merger Transaction”) with Long Sunny Limited and other Shen Kun Shareholders. In the Reverse Merger Transaction, as merger consideration for the Shen Kun shares we received from the Shen Kun Shareholders we issued and delivered to the Shen Kun shareholders 20,550,000 of our newly-issued shares of common stock, of which Long Sunny Limited received 17,400,000 shares.

 (8)  Zhao Yanqiu, the sole owner of Groom Profit Holdings Limited, has the sole power to vote and dispose of the shares owned by Groom Profit Holdings Limited.

(9)  JiHaihong, the sole owner of Right Idea Holdings Limited, has the sole power to vote and dispose of the shares owned by Right Idea Holdings Limited.

(10)   The address of each of the officers and directors named in the table is No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area, Tianjin, People’s Republic of China 300350.

(11)   Mr. Wang is our chairman and CEO as of June 9, 2008.  Mr. Wang’s beneficial ownership in the Company includes Mr. Wang’s indirect ownership of 17,400,000 shares of our common stock through his 100% interest in our controlling shareholder, Long Sunny Limited. It also includes the indirect ownership of an option to purchase 100,125 shares of common stock via his wife, Guo Wei, subject to the vesting terms of the option.  Additionally, on June 22, 2010, Mr. Wang received an option to purchase an aggregate of 150,000 shares of common stock at $8.13 per share.  The option shall become exercisable during the term of Mr. Wang’s employment in three equal annual installments of 50,000 shares each, the first installment to be exercisable on the first anniversary of the date of option, and each subsequent installment exercisable on every anniversary thereof.  As of October 8, 2010, no part of the option had vested or was exercisable within 60 days.

(12)   Guo Wei is a director as of June 24, 2008. Wang Chen and Ms. Guo are husband and wife. Ms. Guo’s beneficial ownership in the Company includes Mr. Wang’s indirect ownership of 17,400,000 shares via Long Sunny Limited and his direct ownership of an option to purchase 150,000 shares of common stock, subject to the vesting terms of the option.  Additionally, On June 22, 2010, Ms. Guo received an option to purchase an aggregate of 100,125 shares of common stock at $8.13 per share.  The option shall become exercisable during the term of Ms. Guo’s service in three equal annual installments of 33,375 shares each, the first installment to be exercisable on the first anniversary of the date of option, and each subsequent installment exercisable on every anniversary thereof.  As of October 8, 2010, no part of the option had vested or was exercisable within 60 days.

(13)   Pursuant to the terms of the Warrants and the certificate of designation for the Preferred Shares, at no time may a purchaser of Preferred Shares or Warrants convert or exercise such purchaser’s Preferred Shares or Warrants into shares of our common stock if the conversion or exercise would result in such purchaser beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 9.9% of our then issued and outstanding shares of common stock; provided, however, that upon a purchaser providing us with sixty-one (61) days’ notice that such purchaser wishes to waive the cap, then the cap will be of no force or effect with regard to all or a portion of the Preferred Shares referenced in the waiver notice. The 9.9% beneficial ownership limitation does not prevent a shareholder from selling some of its holdings and then receiving additional shares. Accordingly, each shareholder could exercise and sell more than 9.9% of our common stock without ever at any one time holding more than this limit.

(14)  Pursuant to his appointment letter with the Company on November 5, 2009, Michael Marks was granted an option to purchase 150,000 shares of common stock of Company at a fixed exercise price of $3.00 per share. Such option shall be exercisable in three equal installments, the first being on the first anniversary of the date of grant.  As of October 8, 2010, the option to purchase 50,000 shares had vested or was exercisable within 60 days.

(15) Pursuant to his appointment letter with the Company on November 5, 2009, Leng Jun was granted an option to purchase 80,000 shares of common stock of Company at a fixed exercise price of $3.00 per share. Such option shall be exercisable in four equal installments, the first being on the first anniversary of the date of grant.  As of October 8, 2010, the option to purchase 20,000 shares had vested or was exercisable within 60 days.

(16) Pursuant to his appointment letter with the Company on November 5, 2009, Mu Ruizhu was granted an option to purchase 80,000 shares of common stock of Company at a fixed exercise price of $3.00 per share. Such option shall be exercisable in four equal installments, the first being on the first anniversary of the date of grant.  As of October 8, 2010, the option to purchase 20,000 shares had vested or was exercisable within 60 days.

(17)  Pursuant to an option agreement with the Company on March 31, 2010, David Ming He was granted an option to purchase 221,125 shares of common stock of Company at a fixed exercise price of $7.97 per share. Such option shall be exercisable in three equal installments, the first being on the first anniversary of the date of grant.  As of October 8, 2010, no part of the option had vested or was exercisable within 60 days.

* Under 1 percent of the issued and outstanding shares as of October 8, 2010.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has recommended approval of the Amendment of the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares to the Majority Shareholder.

By Order of the Board of Directors
October 12, 2010

/s/ Wang Chen
Name: Wang Chen
Title: Chairman

EXHIBIT A

UNANIMOUS WRITTEN CONSENT
IN LIEU OF FORMAL ACTION BY THE BOARD OF DIRECTORS OF
SHENGKAI INNOVATIONS, INC.

The undersigned, being all of the members of the Board of Directors of Shengkai Innovations, Inc., a Florida company (the “Company”), hereby execute this written consent to action in accordance with Chapter 607.0821, Title XXXVI of the Florida Statutes.  The undersigned Directors hereby waive the relevant sections of the Florida Statutes, and of the Company’s By-Laws, all requirements of notice, including notice of purpose, whether contained therein, effective as of September 30, 2010, do hereby adopt the following resolutions:

WHEREAS, the Board of Directors deems it advisable and in the best interest of the Company to amend the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares;

NOW, THEREFORE BE IT RESOLVED, that the Amended Articles of Incorporation substantially in the form attached hereto as Exhibit A, providing for the increase in the authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares, be and hereby is approved; and be it further

RESOLVED, that the proper officers of the Company be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing;

RESOLVED that this consent may be executed in one or more counterparts.

[This space is intentionally left blank]

IN WITNESS WHEREOF, the undersigned, being all the directors of the Company, consent hereto in writing as of the first date written above, and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Company.

DIRECTORS:

/s/ Wang Chen
Wang Chen

/s/ Guo Wei
Guo Wei

/s/ Michael Marks
Michael Marks

/s/ Leng Jun
Leng Jun

/s/ Mu Ruizhu
Mu Ruizhu

EXHIBIT B

SHENGKAI INNOVATIONS, INC.
MAJORITY WRITTEN CONSENT IN LIEU OF MEETING OF THE SHAREHOLDERS

The undersigned, being the shareholders of Shengkai Innovations, Inc., a Florida Corporation (the “Corporation”), hereby execute this written consent to action in accordance with Chapter 607.0704, Title XXXVI of the Florida Statutes.  The undersigned shareholders hereby waive the relevant sections of the Florida Statutes, and of the Corporation’s By-Laws, all requirements of notice, including notice of purpose, whether contained therein, effective as of September 30, 2010, do hereby adopt the following resolutions:

WHEREAS, the board of directors of the Corporation had approved and adopted and the majority shareholders believe that it is in the best interest of the Corporation to amend the Corporation’s Articles of Incorporation substantially in the form attached hereto as Exhibit A to increase the total number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 shares;

THEREFORE, BE IT:

RESOLVED, that all the board of directors’ actions to amend the Corporation’s Articles of Incorporation be and is hereby ratified and approved, and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are/is, authorized and empowered, in the name of the Corporation and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing.

RESOLVED that this consent may be executed in one or more counterparts.

[This space is intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of the date indicated below.

LONG SUNNY LIMITED

By:	/s/ Wang Chen
Name: Wang Chen
Common Shares: 17,400,000
Date: September 30, 2010

EXHIBIT C

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
SHENGKAI INNOVATIONS, INC.

Pursuant to Chapter 607.1006, Title XXXVI of the Florida Statutes, Shengkai Innovations, Inc. (the “Corporation”), a Florida Profit Corporation, does hereby submit these Articles of Amendment for the purpose of amending the Corporation’s Articles of Incorporation as follows:

FIRST: The name of the Company is:

SHENGKAI INNOVATIONS, INC.

SECOND: Section 1 of the Articles of Incorporation of the Corporation is hereby amended as follows:

Section 1.  The Corporation shall be authorized to issue 115,000,000 shares of capital stock, of which 100,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”), and 15,000,000 shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).

THIRD:  This Amendment was duly adopted by the Board of Directors pursuant to actions taken by unanimous written consent of Board of Directors of the Corporation and majority written consent of the Shareholders of the Corporation on September 30, 2010.

FOURTH: This Amendment shall take effect as of October __, 2010.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment this October __, 2010.

SHENGKAI INNOVATIONS, INC.

By:
Wang Chen, Chief Executive Officer